AllianceBernstein
First Quarter 2009 Review

First Quarter 2009 Review
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.

Gerald M. Lieberman
President & Chief Operating Officer
Peter S. Kraus
Chairman & Chief Executive Officer
Robert H. Joseph, Jr.
Chief Financial Officer
April 22, 2009

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Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A and “Cautions Regarding Forward-Looking Statements” in Item 7 of our Form 10-K for the year ended December 31, 2008. Any or all of the forward-looking statements that we make in this presentation, Form 10-K, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and
those listed below, could also adversely affect our revenues, financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
 • Our backlog of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
 • Our expectation that, when a sustained market recovery occurs, the potential for outsized investment returns that has been building should begin to be realized: Historical performance is not necessarily indicative of future results or market movements. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
Cautions regarding Forward-Looking Statements

1Q 2009
4Q 2008
12 Months*
(11.0)%
(21.9)%
(38.1)%
(16.8)%
(22.2)%
(42.4)%
(4.1)%
(22.8)%
(34.3)%
0.1%
4.6%
3.1%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Barclays Aggregate Bond

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*12 months ending March 31, 2009.
Market Performance - US

1Q 2009
4Q 2008
12 Months*
(11.9)%
(21.8)%
(42.6)%
(13.9)%
(20.0)%
(46.5)%
0.9%
(27.6)%
(47.1)%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

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*12 months ending March 31, 2009.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-US

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■ Relative performance across our suite of investment services was solid
■ Many services outperformed benchmarks and peer averages by several hundred basis points
■ Particularly strong performance in Growth equities
■ Positive performance in Fixed Income and Value equities
AllianceBernstein Relative Performance: 1Q09

Institutional Investments		Retail		Private Client		Total
Beginning of Period	**$**	**291.4**	**$**	**101.6**	**$**	**69.0**	**$**	**462.0**
Sales/New accounts		5.3		4.8		1.7		11.8
Redemptions/Terminations		(15.4)		(8.1)		(3.0)		(26.5)
Cash flow		(3.3)		-		(1.9)		(5.2)
Unreinvested dividends		-		(0.2)		(0.1)		(0.3)
Net outflows		**(13.4)**		**(3.5)**		**(3.3)**		**(20.2)**
Transfers[1]		0.2		-		(0.2)		-
Market depreciation		**(20.4)**		**(7.2)**		**(3.5)**		**(31.1)**
End of Period	**$**	**257.8**	**$**	**90.9**	**$**	**62.0**	**$**	**410.7**
% Total at end of period		*63%*		*22%*		*15%*		*100%*
% Change ex Transfers		*-12%*		*-11%*		*-10%*		*-11%*

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Three Months Ended March 31, 2009

$ Billions
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Channel

Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period	**$ 172.4**	**$ 88.3**	**$ 177.1**	**$ 24.2**	**$ 462.0**
Sales/New accounts	1.8	2.2	5.4	2.4	11.8
Redemptions/Terminations	(13.3)	(6.7)	(6.2)	(0.3)	(26.5)
Cash flow	(2.2)	(2.1)	(1.5)	0.6	(5.2)
Unreinvested dividends	-	-	(0.3)	-	(0.3)
Net inflows/(outflows)	**(13.7)**	**(6.6)**	**(2.6)**	**2.7**	**(20.2)**
Market depreciation	**(21.2)**	**(5.7)**	**(1.7)**	**(2.5)**	**(31.1)**
End of Period[2]	**$ 137.5**	**$ 76.0**	**$ 172.8**	**$ 24.4**	**$ 410.7**
% Total at end of period	*33%*	*19%*	*42%*	*6%*	*100%*
% Change from beg of period	*-20%*	*-14%*	*-2%*	*1%*	*-11%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Approximately $72.4 billion in Blend Strategies AUM are reported in their respective services.

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Three Months Ended March 31, 2009

$ Billions

NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Investment Service

($ Billions)	1Q 2009	4Q 2008	1Q 2008
Beginning AUM	**$ 291.4**	**$ 378.6**	**$ 508.1**
Net Flows	(13.4)	(10.3)	2.5
Transfers[(1)]	0.2	(10.3)	-
Market Depreciation	(20.4)	(66.6)	(39.3)
Ending AUM	**$ 257.8**	**$ 291.4**	**$ 471.3**
% Total	*63%*	*63%*	*64%*
% Change ex Transfers	*-12%*	*-20%*	*-7%*

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■ Sales of new mandates remain
 tepid overall for the quarter with
 a slight increase in March
■ Terminations primarily driven by
 performance and concentrated
 among newer client
 relationships
■ Pipeline of won but unfunded
 mandates down to $4 billion
 versus $8 billion at 4Q08
■ Pursuing opportunities in TARP,
 TALF and PPIP
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Institutional Investments Highlights: 1Q09

($ Billions)	1Q 2009	4Q 2008	1Q 2008
Beginning AUM	**$ 101.6**	**$ 125.8**	**$ 183.2**
Net Flows	(3.5)	(9.0)	(4.4)
Transfers(1)	-	10.3	-
Market Depreciation	(7.2)	(25.5)	(16.1)
Ending AUM	**$ 90.9**	**$ 101.6**	**$ 162.7**
% Total	*22%*	*22%*	*22%*
% Change ex Transfers	*-11%*	*-27%*	*-11%*

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■ Net outflows improve
 significantly versus 4Q08
 ➢ Sales up and redemptions
 down sequentially
 ➢ Improvement across all
 business units, most
 notably Asia
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Retail Highlights: 1Q09

($ Billions)	1Q 2009	4Q 2008	1Q 2008
Beginning AUM	**$ 69.0**	**$ 85.2**	**$ 109.1**
Net Flows	(3.3)	(3.9)	0.4
Transfers[(1)]	(0.2)	-	-
Market Depreciation	(3.5)	(12.3)	(8.2)
Ending AUM	**$ 62.0**	**$ 69.0**	**$ 101.3**
% Total	*15%*	*15%*	*14%*
% Change	*-10%*	*-19%*	*-7%*

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(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Private Client Highlights: 1Q09
■ Net outflows decreased
 modestly with sales of new
 accounts flat vs. 4Q08
■ Financial Advisor staff level
 reduced ~5% sequentially to
 285:
 ➢ Hiring new advisors for
 June training class

7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0.2
1.4
6.6
5.0
2008
Performance
Net outflows
1Q09

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($ Billions)
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of
AllianceBernstein.
*Consists of Hedge Fund, Currency and Venture Capital services
-
-
Alternative Investment Services AUM down 24% versus 12/31/2008
Alternative Investment Services AUM*

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■ Revenue down 11% Year over Year and sequentially
■ Revenue in both U.S. and Europe declined due to lower global volume and a lower base in Europe resulting from market depreciation
■ Best-ever results in European Institutional Investor survey
■ Six new sector analysts initiated coverage during 1Q; publishing sector analysts up 20% Year over Year
Institutional Research Services Highlights: 1Q09

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■ Eliminated or deferred capital expenditures of approximately $150 million since the beginning of 2008
■ Reduced headcount by nearly 1,000 staff members, down 17%, versus
 3Q08 peak
■ Reduced our fixed compensation costs, i.e. salaries and fringes, by approximately $100 million on an annualized basis
 ➢ Also reduced the demand on our Long Term Incentive Program
 ➢ Other variable costs, such as market data services and
 communications, will naturally decrease
 ➢ Occupancy expenses harder to reduce in these times of excess space capacity
Expense Reduction Initiatives

$ Millions

	1Q 2009	1Q 2008	Percent Change	
Revenues:				
Advisory Fees	$ 445	$ 817	-46%	■ Lower AUM in all channels
Distribution	58	109	-47%	■ Lower average mutual fund AUM
Institutional Research Services	106	118	-11%	■ Lower global volumes and market values
Dividend and Interest Income	8	31	-75%	■ Lower interest rates
Investment Gains (Losses)	(41)	(64)	-36%	■ -1Q09 losses of $28M on deferred compensation-related investments vs. $58M loss in 1Q08 -1Q09 losses of $3M on broker-dealer T-Bill investments vs. $6M gain in 1Q08
Other Revenues	24	31	-22%	
Total Revenues	600	1,042	-43%	
Less: Interest Expense	2	13	-87%	■ Lower interest rates
Net Revenues	**$ 598**	**$ 1,029**	**-42%**	

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein First Quarter 2009 Revenues

1Q 2009	1Q 2008	Percent Change	
Ending AUM ($ Billions)	**$ 411**	**$ 735**	-44%	■ Down $51B (11%) sequentially
Average AUM ($ Billions)	**$ 424**	**$ 758**	-44%	■ Down $73B (15%) sequentially
By Fee Type ($ Millions):				
Base Fees	$ 433	$ 809	-47%	■ Lower AUM
Performance Fees	12	8	59%	■ 1Q09: alternative investment services 1Q08: long-only services
Total	**$ 445**	**$ 817**	**-46%**	
By Channel ($ Millions):				
Institutional Investments	$ 196	$ 360	-45%	Lower AUM
Retail	111	220	-50%	
Private Client	138	237	-42%	
Total	**$ 445**	**$ 817**	-46%	

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NOTE: Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.
AllianceBernstein First Quarter 2009 Advisory Fees

6,000
5,000
4,000
3,000
2,000
1,000
-

	2004	2005	2006	2007	2008	1Q09	Expected 2Q09
Total Headcount	4,100	4,312	4,914	5,580	4,997	4,761	4,713

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Expected 2Q09 Headcount down 17% versus 3Q08 peak and lowest since 2Q06
AllianceBernstein Staff Levels

$ Millions

	1Q 2009	1Q 2008	Percent Change	
Employee Comp & Benefits	$ 314	$ 434	-28%	■ - Lower incentive compensation - Lower commissions - Lower base salaries partially offset by higher severance
Promotion & Servicing	97	158	-39%	■ - Lower distribution plan payments and amortization of deferred sales commissions - Lower controllable expenses
General & Administrative	147	155	-5%	■ - Lower legal fees - FX net losses vs. prior year net gains
Interest	1	7	-85%	
Amortization of Intangibles	5	5	-	
Total	**$ 564**	**$ 759**	**-26%**

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NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein First Quarter 2009 Operating Expenses

$ Millions	1Q 2009	1Q 2008	Percent Change	
Base Compensation	$ 127	$ 134	-5%	■ Lower base salaries partially offset by $21 million in Q109 severance associated with workforce reductions
Incentive Compensation				
Cash	53	102	-48%	■ $47M lower cash bonus accrual
Deferred Compensation	33	44	-26%	■ $29M deferred compensation credit in 1Q09 due to M-T-M losses on related investments vs. $19M in 1Q08
Total	86	146	-41%	
Commissions	68	108	-37%	■ Lower commissions in all four channels
Fringes & Other	33	46	-28%	■ Lower payroll taxes and recruitment
Total	**$ 314**	**$ 434**	-28%	

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NOTE: Percentages are calculated using expenses rounded to the nearest thousand.
AllianceBernstein First Quarter 2009 Compensation & Benefits

1Q08	2Q08	3Q08	4Q08	1Q09
Revenues:					
Investment losses	($58)	($12)	($123)	($131)	($28)
Dividends	1	1	1	7	1
Total revenues	**($57)**	**($11)**	**($122)**	**($124)**	**($27)**
Expenses:					
Amortization of mutual fund awards	$47	$46	$46	$59	$45
Amortization of mutual fund MTM	(19)	(7)	(51)	(80)	(29)
Dividends	1	1	1	7	1
Sub-Total of mutual fund expenses	**29**	**40**	**(4)**	**(14)**	**17**
Amortization of AB Units	13	13	13	16	11
Other	2	2	2	2	5
Total expenses	$44	$55	$11	$4	$33
Net P&L impact of mutual fund grants	**($86)**	**($51)**	**($118)**	**($110)**	**($44)**

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$ Millions
Five-Quarter Deferred Compensation Net P&L Trend

$ Millions	1Q 2009	1Q 2008	Percent Change
Net Revenues	$ 598	$ 1,029	-42%
Operating Expenses	564	759	-26%
Operating Income	34	270	-87%
Non-Operating Income	6	5	32%
Income Before Income Taxes	40	275	-85%
Income Taxes	8	30	-71%
Net Income Before Attribution to Non-Controlling Interests	32	245	-87%
Net Loss Attributable to Non-Controlling Interests	5	2	110%
Net Income Attributable to AllianceBernstein	**$ 37**	**$ 247**	**-85%**
Operating Margin[1]	**6.5%**	**26.5%**	

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(1) "Operating Margin" = (Operating Income + Net Loss Attributable to Non-Controlling Interests)/Net Revenues
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein First Quarter 2009 Net Income

$ Millions (except per Unit amounts)	1Q 2009	1Q 2008	Percent Change
AllianceBernstein:			
Net Income Attributable to AllianceBernstein	**$ 37**	**$ 247**	**-85%**
Weighted Average Equity Ownership Interest	34.2%	33.1%	
AllianceBernstein Holding:			
Equity in Net Income Attributable to AllianceBernstein	$ 13	$ 82	-85%
Income Taxes	6	10	-39%
Net Income	**$ 7**	**$ 72**	**-91%**
Diluted Net Income Per Unit	**$ 0.07**	**$ 0.83**	**-92%**
Distributions Per Unit	**$ 0.07**	**$ 0.83**	**-92%**

- Based on pro-rata share of operating partnership advisory fee revenue

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NOTE: Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
AllianceBernstein Holding Financial Results

AllianceBernstein
First Quarter 2009 Review

First Quarter 2009 Review
Peter S. Kraus
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.

April 22, 2009

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Q&A

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Appendix

Index	1Q 09	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	(11.0)	(38.1)	(13.1)	(34.3)
Russell 1000 Growth	(4.1)	(34.3)	(11.3)	(30.2)
Russell 1000 Value	(16.8)	(42.4)	(15.4)	(39.4)
MSCI Emerging Markets	0.9	(47.1)	(8.2)	(22.5)
MSCI EAFE	(13.9)	(46.5)	(14.5)	(37.4)
MSCI World	(11.9)	(42.6)	(13.8)	(35.9)
Barclays Aggregate Bond	0.1	3.1	5.8	18.3

Returns in % through March 31, 2009.

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Market Environment

Institutional Equity Composites vs. Benchmarks

Service	1Q09	1 Year	Annualized 3 Years	 5 Years	 10 Years	Benchmark
Global Research Growth	4.6	(6.5)	(5.1)	(2.5)	1.9	MSCI World (net)
US Large Cap Growth	0.8	1.3	(1.6)	0.6	0.2	Russell 1000 Growth
Int'l Research Growth All Country	2.3	(4.2)	(1.0)	0.1	N/A	MSCI ACWI ex US (net)
US Research Growth	5.4	0.1	(2.0)	(0.3)	(0.6)	S&P 500 Index
US Small Cap Growth	6.9	1.0	(0.1)	0.7	4.2	Russell 2000 Growth
Global Large Cap Growth	3.5	(4.1)	(2.5)	(1.3)	(1.9)	MSCI World (net)
Int'l Large Cap Growth	3.7	(3.5)	(2.7)	(1.8)	(0.4)	MSCI EAFE(net)
Emerging Markets Growth	(0.6)	(3.5)	(3.1)	(1.8)	2.3	MSCI EM (net)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees.

Composite and benchmark data through 3/31/09. Performance is preliminary.

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Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

Service	1Q09	1 Year	Annualized 3 Years	5 Years	10 Years	Benchmark
US Diversified Value	1.4	(2.1)	(2.3)	(2.2)	0.4	Russell 1000 Value
US Strategic Value	(0.5)	(8.7)	(5.7)	(3.0)	2.3	S&P 500
US Strategic Value	5.3	(4.4)	(3.3)	(2.8)	(0.1)	Russell 1000 Value
International Value	0.7	(6.0)	(4.4)	(0.8)	N/A	MSCI EAFE (Cap, UH)
Global Value	(0.8)	(9.7)	(6.0)	(2.2)	2.5	MSCI World (Cap, UH)
Emerging Markets Value	1.9	(4.1)	(4.7)	(0.8)	2.7	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees.
Composite and benchmark data through 3/31/09. Performance is preliminary.

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Relative Performance: Institutional Value Equity (After Fees)(1)

Blend Strategies Equity Composites vs. Benchmarks

			Annualized		
Service	1Q09	1 Year	3 Years	Since Inception	Benchmark
Global Blend Strategies (2)	1.3	(8.4)	(5.8)	(2.1)	MSCI World
International Blend Strategies (3)	2.5	(4.4)	(3.4)	(0.5)	MSCI EAFE
US Blend Strategies (4)	3.5	(1.9)	(2.8)	(0.9)	S&P 500
Emerging Markets Blend Strategies (5)	0.9	(3.7)	(4.1)	0.8	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees. (2) Global Blend Strategies Inception = 6/30/03. (3) Int'l Blend Strategies Inception = 12/31/01.
(4) U.S. Blend Strategies Inception = 12/31/01 (5) EM Blend Strategies Inception = 12/31/01.
Composite and benchmark data through 3/31/09. Performance is preliminary.

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Relative Performance: Blend Strategies (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

			Annualized			
Service	**1Q09**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Benchmark(2)**
Corporate Bonds	1.3	(1.8)	(1.0)	(0.5)	(0.1)	Custom Corporate Index
Strategic Core Plus	1.2	(7.4)	(3.4)	(1.8)	N/A	Custom Index
Global Plus	(1.0)	(11.7)	(4.8)	(2.6)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.4	(1.1)	0.1	0.3	(0.1)	CitiGroup WGBI - Unhedged
Emerging Mkt. Debt	1.1	(5.6)	(1.6)	(1.0)	2.7	JPM EMBI Global
Low Duration	1.0	(5.5)	(4.5)	(2.5)	(1.2)	Merrill Lynch U.S. Treasury (1-3 Years)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees. (2) The benchmarks listed are the current benchmarks for the investment service – certain benchmarks have evolved over time and therefore are time blended.

Composite and benchmark data through 3/31/09. Performance is preliminary.

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Relative Performance: Institutional Fixed Income (After Fees)(1)

Annualized	
	1Q 09	1 Year	3 Year	5 Year
Fully Diversified Simulation (2)	(5.9)	(30.6)	(9.8)	(2.1)
S&P 500	(11.0)	(38.1)	(13.1)	(4.8)

(1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:
Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.
The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.
No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: AllianceBernstein and S&P. Mutual Fund, Composite and S&P performance data through 3/31/09. Performance is preliminary.

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Absolute Performance: Private Client (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

Service	1Q09	1 Year	Annualized 3 Years	Annualized 5 Years	Annualized 10 Years	Benchmark or Lipper Avg.
Global Growth	(1.8)	(8.1)	(6.0)	(3.4)	N/A	Global Large Cap Growth
U.S. Large Cap Growth[(2)]	(0.5)	11.4	2.6	2.7	(1.9)	Large Cap Growth
International Growth	0.9	(3.2)	(1.6)	0.7	2.7	International Multi-Cap Growth
Emerging Markets	1.2	(2.6)	(2.4)	(1.3)	0.1	Morningstar Equity Global Emerging Markets
U.S. Growth[(3)]	0.3	0.5	(3.3)	(1.7)	(1.5)	Large Cap Growth
U.S. Small/Mid Cap Growth	2.2	(2.8)	(5.4)	(3.6)	(2.8)	Mid Cap Growth

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees

(2) Performance figures other than 1Q09 positively affected by class action settlement proceeds.

(3) Performance figures for 3, 5 and 10-year periods positively affected by class action settlement proceeds.

Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 3/31/09. Performance is preliminary.

I

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

			Annualized			
Service	**1Q09**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Lipper Average**
International Value	(0.3)	(9.6)	(5.8)	(2.5)	N/A	International Large Cap Value
Growth & Income[2]	4.2	2.6	0.7	(0.7)	(0.0)	Large Cap Value
U.S. Small/Mid Cap Value	2.5	(0.8)	2.8	1.1	N/A	Mid Cap Value
U.S. Value	(2.8)	(5.6)	(4.3)	(3.0)	N/A	Large Cap Value
Global Value	(1.4)	(9.3)	(5.1)	(1.5)	N/A	Global Large Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) Performance figures other than 1Q09 positively affected by class action settlement proceeds.

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 3/31/09.

I

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

Relative Performance: Retail Value Equity (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

			Annualized			
Service	1Q09	1 Year	3 Years	5 Years	10 Years	Peer Group Average
Global High Yield Portfolio	3.6	1.2	(1.9)	0.8	0.9	Morningstar Fixed Income Global High Yield
American Income Portfolio	2.5	(7.3)	(3.3)	(0.5)	1.0	Morningstar Fixed Income USD
Global Bond[2]	2.1	(1.4)	0.0	1.3	2.2	Lipper Global Income Funds

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) Performance figures for 3, 5 and 10-year periods positively affected by class action settlement proceeds.

Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 3/31/09. Performance is preliminary.

I

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

Service	1Q09	1 Year	Annualized 3 Year	5 Years	Since Inception	Morningstar Average
Wealth Preservation	(0.2)	(0.9)	(0.3)	0.1	0.7	Conservative Allocation
Balanced Wealth	(1.1)	(4.7)	(2.1)	(0.4)	(0.3)	Moderate Allocation
Wealth Appreciation	(1.4)	(5.9)	(2.9)	(0.3)	(0.1)	Large Blend

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees

Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 03/31/09.

I

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

Relative Performance: Wealth Strategies (After Fees)(1)

U.S. Small/Mid Cap Value	31-Dec-00	+ 3.8 %
Japan Strategic Value	31-Mar-02	+ 2.9
International Value (EAFE)	30-Sep-99	+ 2.3
Canadian Value	31-Dec-97	+ 2.2
International Strategic Value	31-Mar-01	+ 2.2
International Diversified Value	30-Sep-00	+ 1.9
U.S. Strategic Value	31-Dec-73	+ 1.7
Emerging Markets Value	31-Dec-95	+ 1.5
Global Strategic Value	30-Apr-01	+ 1.2
Global Value	30-Sep-95	+ 0.9
Australian Value	30-Jun-03	+ 0.8
European Value	30-Jun-97	+ 0.7
U.K. Value	30-Jun-00	+ 0.6
U.S. Diversified Value	30-Jun-86	+ 0.4
Global Diversified Value	31-Mar-98	0.0

Emerging Markets Style Blend	31-Dec-01	+ 0.8 %
International Style Blend	31-Dec-01	- 0.5
U.S. Style Blend	31-Dec-01	- 0.9
Global Style Blend	30-Jun-03	- 2.1

U.S. Growth	31-Dec-70	+ 3.4 %
U.S. Small Cap Growth	31-Dec-70	+ 2.9
Global Research Growth	31-Dec-91	+ 2.8
U.S. Large Cap Growth	31-Dec-77	+ 2.6
Japan Growth	30-Sep-91	+ 2.0
U.K. Growth	31-Dec-04	+ 1.5
Emerging Markets Growth	30-Sep-91	+ 1.1
Australian Growth	30-Jun-00	0.0
International Large Cap Growth	31-Dec-90	0.0
U.S. Mid Cap Growth	31-Mar-99	- 0.4
European Concentrated Growth	30-Jun-98	- 1.3

Emerging-Market Debt	30-Jun-94	+ 2.0 %
Global Fixed Income	30-Jun-86	+ 0.3
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.1
Canadian Core Plus Advanced	30-Sep-02	- 0.2
U.S. High Yield	31-Dec-86	- 0.8
U.S. Low Duration	31-Dec-95	- 0.9
U.S. Strategic Core Plus	30-Jun-01	- 1.0
Global-Plus Fixed Income	30-Jun-01	- 1.6
Euro Income Composite	31-Mar-99	- 3.4

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

Bernstein Value Equities
Inception
Date
 Inception-
Mar2009
Alliance Growth Equities
Inception
Date
AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment
Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
AllianceBernstein Blend Strategies
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
 Inception-
Mar2009
Investment Performance: Delivering Results for Clients

In $ Millions

	3/31/09	12/31/08
Assets		
Cash and cash equivalents	$ 539.2	$ 552.6
Cash and securities, segregated	2,222.2	2,572.6
Receivables, net	853.1	1,027.8
Investments:		
Related to Deferred Compensation	390.2	305.8
Other	239.1	272.0
Goodwill, net	2,893.0	2,893.0
Intangible assets, net	238.3	243.5
Deferred sales commissions, net	101.8	113.5
Other (incl. furniture & equipment, net)	548.1	522.7
Total Assets	**$ 8,025.0**	**$ 8,503.5**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 2,561.0	$ 3,061.4
Accounts payable and accrued expenses	305.2	310.4
Accrued compensation and benefits	360.6	360.1
Debt	361.9	284.8
Total Liabilities	3,588.7	4,016.7
Partners' capital attributable to AllianceBernstein	4,267.1	4,317.6
Non-controlling interest in consolidated entities	169.2	169.2
Partners' Capital	4,436.3	4,486.8
Total Liabilities and Partners' Capital	**$ 8,025.0**	**$ 8,503.5**

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein Consolidated Balance Sheet

In $ Millions	Three Months Ended	
	3/31/09	3/31/08
Cash Flows From Operating Activities:		
Net Income Before Attribution to Non-Controlling Interest	$ 31.5	$ 244.9
Net Loss Attributable to Non-Controlling Interests	5.4	2.5
Net Income attributable to AllianceBernstein	36.9	247.4
Non-cash items:		
Amortization of deferred sales commissions	14.9	22.0
Amortization of non-cash deferred compensation	16.1	15.8
Depreciation and other amortization	21.1	27.3
Unrealized (gains) losses on deferred compensation investments	(15.4)	57.9
Other, net	2.2	10.7
Changes in assets and liabilities	(28.6)	(183.4)
Net cash provided by operating activities	**47.2**	**197.7**
Cash Flows From Investing Activities:		
Purchases of investments	(2.1)	(3.3)
Proceeds from sales of investments	2.4	8.0
Additions to furniture, equipment and leaseholds	(28.7)	(22.4)
Net cash used in investing activities	**(28.4)**	**(17.7)**
Cash Flows From Financing Activities:		
Issuance of commercial paper, net	10.6	31.7
Proceeds from bank loans, net	66.0	98.0
(Decrease) in overdrafts payable	(13.3)	(20.3)
Cash distributions to general partner and unitholders	(99.2)	(308.0)
Other	6.0	5.2
Net cash used in financing activities	**(29.9)**	**(193.4)**
Effect of exchange rate changes on cash and cash equivalents	(2.3)	5.4
Net (decrease) in cash and cash equivalents	(13.4)	(8.0)
Cash and cash equivalents at the beginning of period	552.6	576.4
Cash and cash equivalents at the end of period	**$ 539.2**	**$ 568.4**

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AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein Consolidated Statement of Cash Flows

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 471.3**	**$ 162.7**	**$ 101.3**	**$ 735.3**
Sales/New accounts	31.7	20.3	9.4	61.4
Redemptions/Terminations	(46.7)	(37.5)	(9.5)	(93.7)
Cash flow	(15.4)	(5.9)	(7.6)	(28.9)
Unreinvested dividends	-	(1.0)	(0.7)	(1.7)
Net outflows	**(30.4)**	**(24.1)**	**(8.4)**	**(62.9)**
Transfers[(1)]	(10.4)	10.6	(0.2)	-
Market depreciation	**(172.7)**	**(58.3)**	**(30.7)**	**(261.7)**
End of Period	**$ 257.8**	**$ 90.9**	**$ 62.0**	**$ 410.7**
% Total at end of period	*63%*	*22%*	*15%*	*100%*
% Change ex Transfers	*-43%*	*-51%*	*-39%*	*-44%*

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AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

Twelve Months Ended March 31, 2009

$ Billions

NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Channel

Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period	**$ 341.8**	**$ 170.0**	**$ 202.6**	**$ 20.9**	**$ 735.3**
Sales/New accounts	22.4	13.1	20.1	5.8	61.4
Redemptions/Terminations	(46.7)	(24.7)	(21.8)	(0.5)	(93.7)
Cash flow	(16.6)	(11.8)	(8.9)	8.4	(28.9)
Unreinvested dividends	(0.1)	(0.2)	(1.4)	-	(1.7)
Net inflows/(outflows)	**(41.0)**	**(23.6)**	**(12.0)**	**13.7**	**(62.9)**
Market depreciation	**(163.3)**	**(70.4)**	**(17.8)**	**(10.2)**	**(261.7)**
End of Period[2]	**$ 137.5**	**$ 76.0**	**$ 172.8**	**$ 24.4**	**$ 410.7**
% Total at end of period	*33%*	*19%*	*42%*	*6%*	*100%*
% Change from beg of period	*-60%*	*-55%*	*-15%*	*17%*	*-44%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Approximately $72.4 billion in Blend Strategies AUM are reported in their respective services.

I

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

Twelve Months Ended March 31, 2009

$ Billions

NOTE: Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management by Investment Service

25,000
20,000
15,000
10,000
5,000
0
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
$13,351
$9,568
$792
$8,452
($1,500)
($4,659)
($14,840)
($23,205)
($20,182)
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein Total Net Flows
$ Millions

6,000
1,000
(4,000)
(9,000)
(14,000)
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Institutional
Retail
Private Client

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AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein Net Flows by Distribution Channel
$ Millions

12,000
10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
(14,000)
(16,000)
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Value
Growth
Fixed
Other(1)

(1) Includes Index, Structured and Asset Allocation services.

I

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein Net Flows by Investment Service
$ Millions

AllianceBernstein

First Quarter 2009 Review
Proprietary - For AllianceBernstein L.P. use only

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